TABLE OF CONTENTS

President's Letter.....................................................1
BROKERAGE CASH RESERVES:
Investment Review......................................................3
Portfolio of Investments...............................................6
Statement of Assets and Liabilities....................................8
Statement of Operations................................................9
Statements of Changes in Net Assets....................................10
Notes to Financial Statements..........................................11
Financial Highlights...................................................13

                               PRESIDENT'S LETTER

Dear Fellow Shareholder,

Thank you for investing in the Aetna Series Fund, Inc. With nearly 9,000 mutual funds available in today's market, we appreciate your confidence in us.

A brief review of the economy over the past six months lends some interesting insights into the performance of financial markets. The U.S. economy grew at an astonishing annualized rate of 7.3% in the fourth quarter of 1999 and 5.4% in the first quarter of 2000, as measured by real Gross Domestic Product. The pace of this wealth-induced growth, combined with other inflation concerns, has led the Federal Reserve to raise the Federal Funds rate by 0.75% since November to its current 6.00%, and the end is not yet in sight. Still, consumers remained confident about the economy, and economic statistics continued to show strength.

Equity markets experienced significant volatility but ended positively despite rising interest rates. Often extreme, this volatility plagued all facets of the stock market during the first four months of 2000, but was most noticeable in the technology sector. Domestic bonds produced positive returns despite interest rate increases by the Federal Reserve, and short-term interest rates moved higher than long-term interest rates.

The Fund and its advisor, Aeltus Investment Management, Inc., strive to continuously improve its products and services. Here are some highlights of our recent efforts:

  o AETNA PRINCIPAL PROTECTION FUND II enjoyed a successful offering, as investors committed nearly $130 million to the fund; AETNA PRINCIPAL PROTECTION FUND III is in its offering period until May 30, 2000. These innovative total-return funds offer investors downside protection - while providing investors the opportunity for upside market potential.

  o
     On December 22, 1999, Aeltus announced the acquisition of a minority equity interest in ELIJAH ASSET MANAGEMENT, LLC (EAM), headquartered in San Francisco. EAM is known as a skilled manager of specialized growth and technology funds.

  o AETNA TECHNOLOGY FUND was launched on March 1, 2000. Sub-advised by EAM, this fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the technology sector.

  o Your Board of Directors considered and agreed to submit to you a proposal (proxy) to LIQUIDATE FOUR FUNDS: Aetna Mid Cap Fund, Aetna Real Estate Securities Fund, Aetna High Yield Fund and Aetna Index Plus Bond Fund. Proxy materials will be mailed to those of you in these funds on or about May 30, 2000, with a proposed liquidation date on or before September 1, 2000.

  o On March 31, five of our funds were recognized by Morningstar, Inc. with four and five star ratings.

This is merely a sample of some of the ways we have set out to fulfill our commitment to bringing you our best in products and services. Again, we very much appreciate and value your continued confidence in our funds and in Aeltus.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President
Aetna Series Fund, Inc.

A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 2. Read the prospectus carefully before investing.

                            Brokerage Cash Reserves
                               Growth of $10,000

[tabular representation of line chart]


                                                           9-7-1999      Oct-99                   Apr-00
Brokerage Cash Reserves                                    10,000        10,070       10,198      10,330
IBC's Money Fund Average/All Taxable index                 10,000        10,077       10,202      10,336


 Average Annual
  Total Return
     for the
  period ended
 April 30, 2000*
-----------------
    Inception
-----------------
      3.30%
-----------------


*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            BROKERAGE CASH RESERVES

HOW DID THE FUND PERFORM DURING THE PERIOD?

Brokerage Cash Reserves shares generated a 2.59% total return, net of fund expenses, for the six month period ended April 30, 2000. The benchmark, IBC's Money Fund Average/All Taxable Index(a), returned 2.56% for the same period. As of April 30, 2000, the Fund reported a 7-day yield of 5.31% with an average weighted maturity of 47 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

With the economy growing at a torrid 7.3% pace in the fourth quarter of 1999 and 5.4% in the first quarter of 2000, combined with accelerating inflation indicators, market consensus expects the Federal Reserve Bank (the Fed) to continue increasing interest rates, thereby pushing up short-term yields.

Employment costs are increasing at the fastest rate in a decade and consumer inflation indicators show signs of accelerating. Combining this with strong economic growth, the increase in inflation has led to talk of a more aggressive Fed.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

Continued emphasis on asset-backed securities and floating rate notes
contributed to the Fund's performance.   A significant shortening of weighted
average maturity enabled the Fund to take advantage of higher rates more quickly.

                                                      See Definition of Terms. 3

WHAT IS YOUR OUTLOOK GOING FORWARD?

The Fed will meet in the middle of May and it is a virtual certainty that they will raise rates again. Currently, the markets rate it a toss-up whether the increase will be 25 or 50 basis points. The higher option may be the final outcome should the economic data continue to show strong growth and rising inflation.

Much of the Y2K-related demand for short-term paper that had previously put pressure on spreads has now moved further out along the yield curve. In contrast, many issuers have made a conscious effort to keep maturities short due to the yield curve inversion. (An inverted yield curve occurs when short-term interest rates are higher than long-term interest rates.) This change in the supply/demand balance should keep an upward pressure on short rates in the near term.

We will continue to maintain a short weighted average maturity so that the Fund can take advantage of the inverted yield curve and additional interest rate increases by the Fed. We expect to increase our weighted average maturity as the economy weakens and money market rates decline. Finally, we will concentrate on purchasing securities in those sectors that provide the greatest relative value.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

QUALITY RATINGS*
Tier 1                            98.8%
Tier 2                             1.2%

MATURITY DISTRIBUTION
 1 - 30 days                      42.0%
 31 - 60 days                     10.2%
 61 - 90 days                      5.7%
 91 - 120 days                     6.0%
121 - 180 days                     6.1%
181 - 397 days                    30.0%

*Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1.

The opinions expressed reflect those of the portfolio manager only through April 30, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.



4 See Definition of Terms.

DEFINITION OF TERMS

(a) The IBC's Money Fund Average/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by IBC/Donaghue, Inc.

The unmanaged index described above is not available for individual investment.

BROKERAGE CASH RESERVES FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
BROKERAGE CASH RESERVES

                                           PRINCIPAL
                                            AMOUNT               VALUE
                                        --------------      ---------------
ASSET-BACKED SECURITIES (43.8%)
Americredit Auto Receivables
 Trust, 6.04%, 02/05/01...............  $  6,648,016        $  6,648,016
CarMax Auto Owner Trust, 6.20%,
 11/15/00 ............................     1,699,963           1,699,963
CNH Equipment Trust, 6.18%, 04/09/01 .     9,163,383           9,163,383
Copelco Capital Funding
 LLC, 5.94%, 10/18/00 ................     3,223,016           3,223,016
Copelco Capital Funding
 LLC, 6.51%, 05/14/01 ................    10,000,000          10,000,000
Dealers Capital Acceptance Trust,
 Inc., 6.10%, 05/01/00................     3,500,000           3,500,000
Dealers Capital Acceptance Trust,
 Inc., 6.15%, 05/01/00................     9,537,000           9,537,000
DVI Receivables X LLC, 6.17%, 11/13/00     3,435,056           3,435,056
Eureka Securitization,
 Inc., 6.07%, 05/05/00 ++ * ..........     9,000,000           8,993,930
Ford Credit Auto Owner Trust 2000-A,
 6.22%, 12/15/00......................     8,000,000           8,000,000
Huntington Auto Trust, 6.32%, 04/15/01    12,649,571          12,649,571
Ikon Receivables LLC, 6.14%, 10/15/00      3,958,185           3,958,185
Long Lane Master Trust
 IV, 6.10%, 06/08/00 ++...............     3,000,000           2,980,683
New Holland Equipment Business
 Trust, 6.15%, 11/15/00 ++............     2,710,421           2,710,421
Onyx Acceptance Owner
 Trust, 6.09%, 03/15/01 #.............     4,031,747           4,031,747
Onyx Acceptance Owner
 Trust, 6.18%, 11/15/00...............       616,255             616,255
Onyx Acceptance Owner
 Trust, 6.41%, 05/15/01...............     8,300,000           8,300,000
Orix Credit Alliance Receivables
 Trust, 6.13%, 12/15/00...............     4,909,351           4,909,351
Orix Credit Alliance Receivables
 Trust, 6.24%, 03/15/01...............     6,933,502           6,933,502
Ryder Vehicle Lease
 Trust, 6.15%, 10/16/00...............     1,644,866           1,644,866
Summit Acceptance Auto Investment
 LLC, 6.45%, 05/15/01 ++ # ...........     6,000,000           6,000,000
Syndicated Loan Funding
 Trust, 5.66%, 10/16/00 ++ ...........     8,000,000           8,000,000
Syndicated Loan Funding
 Trust, 6.28%, 03/15/01 ++ ...........     3,000,000           3,000,000
Unicapital, 6.28%, 04/20/01 ++ .......     8,921,482           8,921,482
                                                           ---------------
TOTAL ASSET-BACKED SECURITIES                                138,856,427
                                                           ---------------
COMMERCIAL PAPER - DOMESTIC (29.2%)
Ciesco L.P., 6.08%, 05/01/00 ++ ......     3,000,000           3,000,000
Cooper Industries,
  Inc., 6.27%, 08/09/00 ++ ...........     6,500,000           6,386,794
Detroit Edison Co., 6.22%, 05/09/00 *      9,000,000           8,987,560
Lehman Brothers Holdings
 Inc., 6.29%, 10/20/00................     5,000,000           5,000,000
MCI Worldcom Inc., 6.01%, 06/13/00 ++      7,000,000           6,949,750
PHH Corp., 6.17%, 05/01/00 ...........     1,360,000           1,360,000
PHH Corp., 6.17%, 05/02/00 ...........     7,500,000           7,498,715
PHH Corp., 6.20%, 05/01/00 ...........     4,000,000           4,000,000
Popular North America
 Inc., 6.18%, 05/03/00................     3,600,000           3,598,764
Popular North America
 Inc., 6.20%, 05/03/00................     2,000,000           1,999,311

                                           PRINCIPAL
                                            AMOUNT               VALUE
                                        --------------      ---------------
COMMERCIAL PAPER - DOMESTIC (CONTINUED)
Wheels Inc., 6.20%, 05/02/00 + .......  $ 13,000,000        $ 12,997,760
Wood Street Funding
 Corp., 6.23%, 05/30/00 ++ ...........    13,000,000          12,934,758
Xerox Capital De Mexico, 6.15%,
 05/24/00 ++..........................     3,000,000           2,988,213
Xerox Capital Plc, 6.20%, 05/01/00 ++      1,140,000           1,140,000
Xerox Corp., 6.20%, 05/01/00 ++ ......     5,799,000           5,799,000
Zions Bancorporation, 6.15%,
  05/16/00 ++ ........................     8,000,000           7,979,500
                                                           ---------------
TOTAL COMMERCIAL PAPER - DOMESTIC                             92,620,125
                                                           ---------------
CORPORATE NOTES (15.6%)
Associates Corp. N.A., 6.41%,
 06/29/00 ++..........................     5,000,000           4,999,120
Bank One Corp.,6.32%,01/16/01 ++ .....    10,000,000          10,006,974
Chrysler Financial
 Corp., 6.63%, 08/15/00...............       500,000             500,577
Detroit Edison Co., 6.72%, 07/28/00 ..     4,000,000           4,000,000
Finova Capital Corp., 6.38%, 10/15/00      4,000,000           3,996,178
Fleet Boston Corp., 5.18%, 01/29/01 ..    10,000,000           9,998,212
MCI Worldcom, Inc., 6.27%, 08/17/00 ++     6,000,000           6,002,546
Sears Roebuck Acceptance
 Corp., 6.50%, 06/15/00...............     1,000,000             999,967
Washington Mutual, Inc., 6.38%,
 07/01/00 ++..........................     4,000,000           3,998,660
Zions Bancorporation, 6.44%,
  10/27/00 ++ ........................     5,000,000           5,000,000
                                                           ---------------
TOTAL CORPORATE NOTES                                         49,502,234
                                                           ---------------
MEDIUM-TERM NOTES - DOMESTIC (14.0%)
Countrywide Funding
 Corp., 6.31%, 08/08/00...............     5,000,000           5,000,674
General Motors Acceptance
 Corp., 5.33%, 10/20/00...............     2,325,000           2,316,795
Heller Financial, Inc., 6.58%,
  09/25/00 ...........................     5,000,000           5,005,631
Lehman Brothers Holdings
 Inc., 6.33%, 08/01/00................     1,385,000           1,384,738
Lehman Brothers Holdings
 Inc., 6.47%, 11/06/00................     3,000,000           3,004,922
Popular Inc., 6.81%, 05/17/00 ........     2,000,000           2,000,158
Prudential Funding
 Corp., 6.25%, 07/28/00 ++ ...........     7,500,000           7,499,795
Student Loan Marketing
 Assoc., 6.23%, 11/13/00..............     4,500,000           4,503,392
Student Loan Marketing
 Assoc., 6.23%, 02/01/01..............     6,000,000           6,004,243
Student Loan Marketing
 Assoc., 6.26%, 03/23/01..............     2,700,000           2,702,693
Washington Mutual, Inc., 5.88%,
 02/27/01 ++..........................     5,000,000           4,958,953
                                                           ---------------
TOTAL MEDIUM-TERM NOTES - DOMESTIC                            44,381,994
                                                           ---------------
MEDIUM-TERM NOTES - FOREIGN (1.5%)
Republic of Argentina, Zero
 Coupon, 10/16/00.....................     5,000,000           4,864,922
                                                           ---------------
TOTAL MEDIUM-TERM NOTES - FOREIGN                              4,864,922
                                                           ---------------
TOTAL INVESTMENTS
 (COST $330,225,702)(A)                                      330,225,702
OTHER ASSETS LESS LIABILITIES                                (12,980,335)
                                                           ---------------
TOTAL NET ASSETS                                            $317,245,367
                                                           ===============


6 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. There were no unrealized gains or losses as of April 30, 2000.


+ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at April 30, 2000.
#    When-issued or delayed delivery security.

Acquisition date and cost concerning illiquid securities at April 30, 2000 is shown below:

                                   ACQUISITION
                                      DATE                      COST
                             -----------------------  -------------------------
Wheels Inc.................          4/25/00                 $12,997,760
                                                             ===========

The market value of the total illiquid securities above is $12,997,760 which represents 4.10% of the total net assets.

Category percentages are based on net assets.

                                            See Notes to Financial Statements. 7

BROKERAGE CASH RESERVES
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)


ASSETS:
Investments, at market value ...............................    $330,225,702
Cash .......................................................         425,007
Receivable for:
 Dividends and interest ....................................       1,157,891
 Reimbursement from Investment Adviser .....................           9,222
Prepaid expenses ...........................................             799
                                                                ------------
     Total assets ..........................................     331,818,621
                                                                ------------
LIABILITIES:
Payable for:
 Investments purchased .....................................      14,307,392
Other liabilities ..........................................         265,862
                                                                ------------
     Total liabilities .....................................      14,573,254
                                                                ------------
      NET ASSETS ...........................................    $317,245,367
                                                                ============
NET ASSETS REPRESENTED BY:
Paid-in capital ............................................    $317,245,367
                                                                ------------
      NET ASSETS ...........................................    $317,245,367
                                                                ============

Cost of investments ........................................    $330,225,702
CAPITAL SHARES, $.001 PAR VALUE:
Outstanding ................................................     317,245,367
Net Assets .................................................    $317,245,367
Net asset value, offering and redemption price per share
 (net assets divided by shares outstanding) ................    $       1.00

8 See Notes to Financial Statements.

BROKERAGE CASH RESERVES
STATEMENT OF OPERATIONS
SIX MONTH PERIOD ENDED APRIL 30, 2000 (UNAUDITED)


INVESTMENT INCOME:
Interest .......................................................   $9,717,629
                                                                   ----------
     Total investment income ...................................    9,717,629
                                                                   ----------
INVESTMENT EXPENSES:
Investment advisory fees .......................................      317,807
Administrative services fees ...................................      397,259
Distribution Plan and shareholder services fees ................      794,517
Printing and postage fees ......................................        3,734
Custody fees ...................................................        7,360
Transfer agent fees ............................................          489
Audit fees .....................................................       16,605
Directors' fees ................................................        3,345
Registration fees ..............................................        9,075
Miscellaneous expenses .........................................       11,983
                                                                   ----------
Expenses before reimbursement and waiver from Investment Adviser    1,562,174
Expense reimbursement and waiver from Investment Adviser .......      (51,673)
                                                                   ----------
     Net investment expenses ...................................    1,510,501
                                                                   ----------
Net investment income ..........................................    8,207,128
                                                                   ----------
Net increase in net assets resulting from operations ...........   $8,207,128
                                                                   ==========

                                            See Notes to Financial Statements. 9

BROKERAGE CASH RESERVES
STATEMENTS OF CHANGES IN NET ASSETS

                                               BROKERAGE CASH RESERVES
                                         ------------------------------------
                                                               PERIOD FROM
                                            SIX MONTH       SEPTEMBER 7, 1999
                                          PERIOD ENDED      (COMMENCEMENT OF
                                         APRIL 30, 2000        OPERATIONS)
                                           (UNAUDITED)     TO OCTOBER 31, 1999
                                         --------------    -------------------
FROM OPERATIONS:
Net investment income .................  $   8,207,128        $  1,859,345
                                         -------------        ------------
 Net increase in net assets resulting
 from operations.......................      8,207,128           1,859,345
                                         -------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income............     (8,207,128)         (1,859,345)
                                         -------------        ------------
 Decrease in net assets from
 distributions to shareholders.........     (8,207,128)         (1,859,345)
                                         -------------        ------------
FROM FUND SHARE TRANSACTIONS:
 Proceeds from shares sold.............    152,221,851         304,691,306
 Net asset value of shares issued upon
  reinvestment of distributions........      8,207,728           1,859,488
 Payments for shares redeemed..........   (120,795,632)        (28,939,374)
                                         -------------        ------------
 Net increase in net assets from fund
 share transactions....................     39,633,947         277,611,420
                                         -------------        ------------
Net change in net assets...............     39,633,947         277,611,420
NET ASSETS:
Beginning of period....................    277,611,420                  --
                                         -------------        ------------
End of period..........................  $ 317,245,367        $277,611,420
                                         =============        ============
End of period net assets includes
 undistributed net investment income ..  $          --        $         --
                                         =============        ============
SHARE TRANSACTIONS:
 Number of shares sold.................    152,221,851         304,691,306
 Number of shares issued upon
  reinvestment of distributions........      8,207,728           1,859,488
 Number of shares redeemed.............   (120,795,632)        (28,939,374)
                                         -------------        ------------
 Net increase..........................     39,633,947         277,611,420
                                         =============        ============

10 See Notes to Financial Statements.

BROKERAGE CASH RESERVES
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)

1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers Brokerage Cash Reserves (Fund). Shares in the Fund were first made available to the public on September 7, 1999. The Fund seeks to provide high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Fund. Aeltus Capital, Inc. (ACI) is the Fund's principal underwriter. Aeltus and ACI are indirect wholly owned subsidiaries of Aetna Inc. (Aetna).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Fund have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

The Fund, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

B. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Fund will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

C. DELAYED DELIVERY TRANSACTIONS

The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

BROKERAGE CASH RESERVES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)

D. FEDERAL INCOME TAXES

The Fund has met the requirements to be taxed as a regulated investment company for the fiscal year ended October 31, 1999, and intends to meet the requirements for the current year. As such, the Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code
(Code). Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, the Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

F. OTHER

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

The Fund pays Aeltus an investment advisory fee at an annual rate of 0.20% of the average daily net assets.

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. The Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

The Company has adopted a Shareholder Services Plan for the Fund. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.15% of the average daily net assets of the Fund. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act. The Distribution Plan provides for payments to ACI at an annual rate of 0.50% of the average daily net assets.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse the Fund for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase the Fund's yield and total return. Actual expenses for the period ended April 30, 2000 were at contractual limits. Actual expense ratios are included in the Financial Highlights.

5. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 14.8 billion shares. Of those 14.8 billion shares, 1 billion shares have been designated to the Fund.

FINANCIAL HIGHLIGHTS
BROKERAGE CASH RESERVES
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                            SIX MONTH       SEPTEMBER 7, 1999
                                           PERIOD ENDED       (COMMENCEMENT
                                          APRIL 30, 2000     OF OPERATIONS)
                                           (UNAUDITED)     TO OCTOBER 31, 1999
                                          --------------   -------------------

Net asset value, beginning of period ...   $   1.00           $   1.00
                                           --------           --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................       0.03               0.01+
                                           --------           --------
   Total income from investment
    operations..........................       0.03               0.01
                                           --------           --------
LESS DISTRIBUTIONS:
 From net investment income ............      (0.03)             (0.01)
                                           --------           --------
   Total distributions .................      (0.03)             (0.01)
                                           --------           --------
Net asset value, end of period .........   $   1.00           $   1.00
                                           ========           ========

Total return ...........................       2.59%              0.70%
Net assets, end of period (000's) ......   $317,245           $277,611
Ratio of net investment expenses to
 average net assets ....................       0.95%(1)           0.95%(1)
Ratio of net investment income to
 average net assets ....................       5.15%(1)           4.62%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ......       0.98%(1)           1.22%(1)

(1) Annualized.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 13